UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2007

HEELYS, INC.

(Exact name of registrant as specified in its charter)

Delaware		75-2880496
(State or other jurisdiction of	Commission	(IRS Employer
incorporation or organization)	File No.: 001-33182	Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006

(Address of principal executive offices and zip code)

(214) 390-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

On April 12, 2007, the Company’s subsidiary Heeling Sports Limited entered into an employment agreement with William Albers. On July 5, 2007, the Company’s subsidiary Heeling Sports Limited entered into an employment agreement with John O’Neil. On August 31, 2007, the Company’s subsidiary Heeling Sports Limited entered into an employment agreement with James Peliotes. The employment agreements with each of Messrs. Albers and Peliotes are effective as of January 1, 2007 and the employment agreement with Mr. O’Neil is effective as of July 5, 2007. The initial employment terms under the employment agreements expire on December 31, 2007. Each of the employment agreements is subject to an automatic annual one-year renewal, unless either we or the employee provides advance notice of termination.

Under each employment agreement, if the executive is terminated without cause, including in connection with a change of control (as defined in the employment agreements), or if he is constructively terminated because, without his consent, we reduce his title or scope of his responsibilities, we decrease his salary or target amount for purposes of the Company’s bonus plan, or we relocate our headquarters more than 50 miles from our current address, he is entitled to receive an amount equal to one-half his annual base salary plus one month of base salary for each year of completed service in excess of five years. Such payments will be made in equal monthly installments over one year after termination. In addition, the executive will be reimbursed for the cost of the monthly health insurance premiums payable by such executive to maintain coverage for such executive and his dependents for up to 18 months after his termination without cause (as defined in the employment agreements).

Each employment agreement also provides that upon death or disability, the executive or his estate will be entitled to be paid an amount equal to one-half the executive’s then current annual base salary. Such payments will be made in equal monthly installments over one year after such executive’s death or disability. Each employment agreement prohibits the executive from disclosing our confidential or proprietary information and contains certain non-competition and non-solicitation provisions which restrict the executive during the term of his employment and for a period of one year after the date of termination of employment.

Each employee is eligible to receive a bonus pursuant to the Heelys, Inc. Annual Incentive Plan, with a target amount of 25% of the employee’s then current base salary.

The foregoing descriptions of the employment agreements are qualified in their entirety by reference to the employment agreements which are attached to, and incorporated by reference in, this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1  Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 12, 2007, between William D. Albers and Heeling Sports Limited. (Application for confidential treatment for a portion of this document has been submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The copy of this document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol “**”. A complete version of this document has been filed separately with the Securities and Exchange Commission.)

Exhibit 10.2  Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of July 5, 2007, between John O’Neil and Heeling Sports Limited. (Application for confidential treatment for a portion of this document has been submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The copy of this document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol “**”. A complete version of this document has been filed separately with the Securities and Exchange Commission.)

Exhibit 10.3  Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of August 31, 2007, between James S. Peliotes and Heeling Sports Limited. (Application for confidential treatment for a portion of this document has been submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The copy of this document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol “**”. A complete version of this document has been filed separately with the Securities and Exchange Commission.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: September 5, 2007	By:	/s/ Michael G. Staffaroni
Michael G. Staffaroni
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1

Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of April 12 2007, between William D. Albers and Heeling Sports Limited. (Application for confidential treatment for a portion of this document has been submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The copy of this document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol “**”. A complete version of this document has been filed separately with the Securities and Exchange Commission.)

Exhibit 10.2

Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of July 5, 2007, between John O’Neil and Heeling Sports Limited. (Application for confidential treatment for a portion of this document has been submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The copy of this document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol “**”. A complete version of this document has been filed separately with the Securities and Exchange Commission.)

Exhibit 10.3

Employment Agreement, Including Agreement to Arbitrate, Noncompetition Agreement and Nondisclosure Agreement, dated as of August 31, 2007, between James S. Peliotes and Heeling Sports Limited. (Application for confidential treatment for a portion of this document has been submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The copy of this document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol “**”. A complete version of this document has been filed separately with the Securities and Exchange Commission.)